Exhibit (10)(b)

Freedman, Levy, Kroll & Simonds

                                  CONSENT OF
                        FREEDMAN, LEVY, KROLL & SIMONDS

      We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 23 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account (File No. 002-82511).


                                            /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 1999